Exhibit 99.3

Santander Consumer USA Holdings Inc. Announces Intent To Commence Tender Offer To Purchase Up To $1 Billion of its Shares

Dallas, TX - January 29, 2020 - PRESS RELEASE

Santander Consumer USA Holdings Inc. (NYSE: SC) (“SC” or the “Company”) announced today that it intends to commence a “modified Dutch Auction” tender offer to purchase up to $1 billion of shares of its common stock, at a range of between $23 and $26 per share, or such lesser number of shares of its common stock as are properly tendered and not properly withdrawn to the seller in cash (the “Offer”). The maximum number of shares proposed to be purchased in the Offer represents approximately 13% of SC’s currently outstanding common stock, assuming a purchase price of $23 per share.

The Offer will be made upon the terms and subject to the conditions described in the offer to purchase, letter of transmittal and related materials to be filed with the U.S. Securities and Exchange Commission (the “SEC”) on the commencement date of the Offer.

SC intends to commence the Offer on January 30, 2020. The Offer will expire at 12:00 midnight, Eastern Time on February 27, 2020, unless extended.

SC believes the Offer is consistent with its long-term goal of allocating capital to provide value for its stockholders and other stakeholders. The Offer is part of SC’s share repurchase authorization previously announced on June 29, 2019 and is in line with Santander Holdings USA’s approved capital plan. The Offer provides a mechanism for completing SC’s authorized share repurchase program more rapidly than would be possible through open market repurchases. The Offer provides stockholders the opportunity to tender all or a portion of their shares, and thereby receive a return of some or all of their investment in the Company, if they so elect. SC will continue to explore options for returning capital to its stockholders, including any amounts not tendered in this Offer. Other options may include dividends and/or share repurchases, though the manner and timing of additional capital returns has not yet been determined.

None of SC, its directors, the dealer managers, the information agent or the depositary makes any recommendation as to whether any stockholder should participate or refrain from participating in the Offer or as to the price or prices at which stockholders may choose to tender their shares in the Offer.

Georgeson will serve as information agent for the Offer. Stockholders with questions, or who would like to receive additional copies of the Offer documents may call Georgeson at (800) 509-1312 (toll free). The dealer managers for the Offer are J.P. Morgan Chase & Co. and Barclays Capital Inc.

Additional Information Regarding the Offer

The Offer has not yet commenced. SC will file a tender offer statement on schedule TO, including an offer to purchase, letter of transmittal and related materials, with the SEC on the commencement date of the Offer. Shareholders will be able to obtain copies of these documents and other documents filed with the SEC through the SEC’s internet address at www.sec.gov without charge. Shareholders may also obtain a copy of these documents, as well as any other documents SC has filed with the SEC from SC or at SC’s website: www.investors.santanderconsumerusa.com. Shareholders are urged to read these documents prior to making any decision with respect to the Offer.

SC will fund the Offer with a combination of cash on hand and existing credit facilities.

A “modified Dutch auction” tender offer allows shareholders to indicate how many shares and at what price within SC’s specified range they wish to tender. Based on the number of shares tendered and the prices specified by the tendering shareholders, SC will determine the lowest price per share within the range that will enable the Company to purchase shares having an aggregate purchase price of up to $1 billion. Upon the terms and subject to the conditions of the Offer, if shares having an aggregate purchase price of less than $1 billion are validly tendered and not validly withdrawn, SC will buy all shares validly tendered and not validly withdrawn, subject to the satisfaction, in SC’s reasonable judgment, or waiver of the conditions to the Offer. SC also reserves the right, in the event that more than $1 billion of its shares are tendered in the Offer at or below the purchase price, to purchase up to an additional 2% of its shares outstanding without amending or extending the Offer. All shares purchased by SC in the Offer will be purchased at the same price. Shareholders whose shares are purchased in the Offer will be paid the determined purchase price in cash, less any applicable withholding taxes and without interest, after the expiration of the Offer.

Information Regarding the Offer

This press release is for informational purposes only. This press release is not a recommendation to buy or sell shares or any other securities of SC, and it is neither an offer to purchase nor a solicitation of an offer to sell shares or any other securities of SC. The solicitation and offer to buy SC’s common stock will only be made pursuant to the offer to purchase, the letter of transmittal and the other Offer materials that SC will send to its shareholders. Shareholders and investors are urged to read SC’s Tender Offer Statement on Schedule TO, the offer to purchase, the related letter of transmittal and the other offer materials, as well as any amendments or supplements to the Schedule TO when they become available on the commencement date of the Offer, because they will contain important information, including various terms and conditions of the Offer.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as anticipates, believes, can, could, may, predicts, potential, should, will, estimates, plans, projects, continuing, ongoing, expects, intends, and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled Risk Factors and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the SEC. Among the factors that could cause the forward-looking statements in this press release and/or our financial performance to differ materially from that suggested by the forward-looking statements are (a) the inherent limitations in internal control over financial reporting; (b) our ability to remediate any material weaknesses in internal controls over financial reporting completely and in a timely manner; (c) continually changing federal, state, and local laws and regulations could materially adversely affect our business; (d) adverse economic conditions in the United States and worldwide may negatively impact our results; (e) our business could suffer if our access to funding is reduced; (f) significant risks we face implementing our growth strategy, some of which are outside our control; (g) unexpected costs and delays in connection with exiting our personal lending business; (h) our agreement with FCA US LLC may not result in currently anticipated levels of growth and is subject to certain conditions that could result in termination of the agreement; (i) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (j) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (k) loss of our key management or other personnel, or an inability to attract such management and personnel; (l) certain regulations, including but not limited to oversight by the Office of the Comptroller of the Currency, the Consumer Financial Protection Bureau, the European Central Bank, and the Federal Reserve, whose oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and (m) future changes in our relationship with SHUSA and Banco Santander that could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution the reader not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

About Santander Consumer USA Holdings Inc.

Santander Consumer USA Holdings Inc. (NYSE: SC) (“SC”) is a full-service consumer finance company focused on vehicle finance, third-party servicing and delivering superior service to our more than 2.9 million customers across the full credit spectrum. The Company, which began originating retail installment contracts in 1997, had an average managed asset portfolio of approximately $59 billion (as of December 31, 2019), and is headquartered in Dallas. (www.santanderconsumerusa.com)

CONTACTS:

Investor Relations

Evan Black

800.493.8219

InvestorRelations@santanderconsumerusa.com

Media Relations

Annette Rogers

469.563.4157

Media@santanderconsumerusa.com

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